LICENSE AGREEMENTS	12 Months Ended
Dec. 31, 2021
License Agreements [Abstract]
LICENSE AGREEMENTS
NOTE 8 – LICENSE AGREEMENTS:

In June 2021, the Company entered into two exclusive license agreements with Galderma for the commercialization of two of the Company most advanced investigational drug products (Twyneo® and Epsolay®) in the United States. The Company is entitled to up to $7.5 million per product in upfront payments and regulatory approval milestone payments assuming 2021 approval of each respective product. The Company is also eligible to receive tiered double-digit royalties ranging from mid-teen to high-teen percentage of net sales as well as up to $9 million in sales milestone payments.

According to the agreement, the Company has an option to regain commercialization rights five years following first commercialization. In the third quarter of 2021, the Company received $7.5 million for Twyneo® and $4 million for Epsolay® of upfront payments, which are refundable if FDA approval for each respective product is not received by December 31, 2021. On July 27, 2021, the Company announced that the FDA approved the Company’s first proprietary drug product, Twyneo®. See note 1. Since FDA approval for Epsolay® had not been received as of December 31, 2021, the Company is required to refund the $4 million upfront payment, which is recorded under " Other accounts payable" in the Company’s balance sheet. In March 2022, the Company has refunded the $4 million upfront payment to Galderma.